UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 10, 2006

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2616
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

(e)     Effective as of December 10, 2006, Norlight Telecommunications, Inc. (“Norlight”), the telecommunications subsidiary of Journal Communications, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its retention agreement, dated July 31, 2006 (the “Agreement”) with James J. Ditter, Vice President of the Company and President of Norlight. The Amendment provides for the payment by Norlight of a success bonus in the amount of $100,000 to Mr. Ditter upon the closing of a sale transaction (a sale of all of Norlight’s stock or substantially all of Norlight’s assets) if such closing occurs on or before June 30, 2007, provided that Mr. Ditter is employed by Norlight immediately prior to the closing of the sale transaction. The Agreement was filed with the Securities and Exchange Commission as Exhibit 10 to the Company’s Form 8-K dated July 31, 2006. A copy of the Amendment is filed herewith as Exhibit 10.

        On December 10, 2006, the Compensation Committee of the Board of Directors of the Company approved annual incentive award targets for 2007 under the Company’s Annual Management Incentive Plan in which the Company’s named executive officers participate along with others. Corporate executives may earn cash bonuses on the basis of a combination of (a) the Company’s 2007 diluted earnings per share from continuing operations, and (b) an assessment of each individual’s performance. Presidents of the Company’s subsidiaries, other than IPC Print Services, Inc. (“IPC”) and PrimeNet, may earn cash bonuses on the basis of a combination of (i) the Company’s 2007 diluted earnings per share from continuing operations, (ii) an assessment of each individual’s performance and (iii) the subsidiary’s performance in 2007 relative to financial targets for revenue and operating earnings. For IPC, the subsidiary financial targets are for value added by manufacturing (revenue less materials, postage and freight costs) and operating earnings. For PrimeNet, the subsidiary financial targets are for net revenue (revenue less postage and freight billed to customers) and operating earnings. The threshold, target and maximum annual cash bonus that may be earned in 2007 is 35%, 65% and 95%, respectively, of base salary for the Company’s chief executive officer and 25-30%, 45-55% and 65-80%, respectively, of base salary for other named executive officers.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(10)	Amendment, effective as of December 10, 2006, to Retention Agreement between Norlight Telecommunications, Inc. and James J. Ditter dated July 31, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.
Date: December 14, 2006	By: /s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel and
Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated December 10, 2006

Exhibit No.

(10)	Amendment, effective as of December 10, 2006, to Retention Agreement between Norlight Telecommunications, Inc. and James J. Ditter dated July 31, 2006.